UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2008

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

IVS Associates, Inc., the inspector of election for CSX’s 2008 annual meeting of shareholders, issued its final report on July 31, 2008, indicating the following results.  CSX does not yet have the votes withheld for the nominees for election as directors.  This information will be included in a further report on Form 8-K when available.

ITEM 1—Election of Directors

CSX Nominee	Votes For
Donna Alvarado	289,484,637
Elizabeth E. Bailey	121,616,420
John B. Breaux	288,276,159
Steven T. Halverson	132,288,805
Edward J. Kelly, III	289,342,513
Robert D. Kunisch	120,061,421
John D. McPherson	289,502,300
David M. Ratcliffe	288,342,970
William C. Richardson	129,365,392
Frank S. Royal	129,715,745
Donald J. Shepard	289,477,087
Michael J. Ward	288,896,892

TCI Group Nominee	Votes For
Christopher Hohn	130,506,157
Alexandre Behring	159,839,867
Gilbert H. Lamphere	170,353,891
Timothy T. O’Toole	147,824,964
Gary L. Wilson	82,543,104

ITEM 2—Ratification of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2008

Votes For	Votes Against	Abstentions
212,272,408	5,775,313	77,457,018

ITEM 3—Approval of the bylaw amendments adopted by the Board of Directors allowing shareholders to request special shareholder meetings

Votes For	Votes Against	Abstentions
111,726,741	179,422,927	4,355,084

ITEM 4—Shareholder proposal regarding special shareholder meetings

Votes For	Votes Against	Abstentions
184,270,535	105,308,447	5,924,142

ITEM 5—Shareholder proposal regarding nullification of certain bylaw provisions

Votes For	Votes Against	Abstentions
186,319,966	102,184,737	7,000,042

There were 404,783,890 shares of CSX common stock outstanding as of April 21, 2008, the record date for the 2008 annual meeting of shareholders, and 295,504,762 shares of CSX common stock were represented at the meeting.

The final outcome of the director election is subject to the appeal of pending litigation between the Company  and the TCI Group before the U.S. Court of Appeals for the Second Circuit, as well as other questions regarding the vote count.  CSX will continue to work diligently in an effort to resolve all remaining issues with respect to the meeting vote.  The Company hopes that all such issues will be resolved before September 24, 2008, the date the Company will reconvene the annual meeting.

Pending the final outcome of the director election, Ms. Alvarado, Sen. Breaux, Mr. Halverson, Mr. Kelly, Mr. McPherson, Mr. Ratcliffe, Dr. Richardson, Dr. Royal, Mr. Shepard, Mr. Ward, Mr. Behring and Mr. Lamphere will continue to serve as directors of the Company.

The text of the press release issued by the Company announcing the results is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press release issued by CSX Corporation on July 31, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ David A. Boor
	Name:	David A. Boor
	Title:	Vice President - Tax and Treasurer

Date:  August 1, 2008